EXHIBIT 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this Quarterly Report on Form 10-Q of Applied Materials, Inc. for the period ended April 27, 2025, I, Brice Hill, Senior Vice President, Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. this Form 10-Q for the period ended April 27, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in this Form 10-Q for the period ended April 27, 2025 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: May 22, 2025

/s/ BRICE HILL
Brice Hill
Senior Vice President, Chief Financial Officer